                                                                    EXHIBIT 10.1


                             SUBSCRIPTION AGREEMENT


         This Subscription Agreement (this "Agreement"), dated as of December 30, 1996, has been executed by the undersigned (the "Subscriber") in connection with (a) the sale of 6% Convertible Debentures due December 30, 2001 (the "Debentures") of Oncor, Inc., a Maryland corporation, having an address at 209 Perry Parkway, Gaithersburg, Maryland 20877 (the "Company"), convertible into shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Company, and (b) the issuance by the Company of its warrants to purchase up to 250,000 shares of Common Stock (the "First Warrants"). The Company is offering an aggregate amount of up to $10,000,000 of Debentures, together with the First Warrants, at an aggregate price of up to $10,000,000 (the "Offering"). In addition, the Debentures provide that, under certain circumstances, certain holders may be entitled to receive Second Warrants (as defined in the Debentures). The form of the Debentures to be purchased by the Subscriber hereunder, including the terms on which such Debentures may be converted into Common Stock, is attached hereto as Exhibit A. The form of the First Warrants, including the terms upon which the First Warrants may be exercised, is attached hereto as Exhibit B. The solicitation of this Agreement and, if accepted by the Company, the offer and sale of the Debentures and the Warrants, are being made in reliance upon the provisions of Regulation D ("Regulation D") promulgated by the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "Securities Act"), or under the exemption from registration set forth in Section 4(2) of the Securities Act. The First Warrants and the Second Warrants (as defined in the Debentures) are sometimes collectively referred to as the "Warrants." The Additional Shares (as defined in the Debentures) and the Common Stock issuable upon the conversion or exercise of the Debentures and Warrants, respectively, are sometimes collectively referred to as the "Shares." The Debentures, the Warrants and the Shares are sometimes collectively referred to in this Agreement as the "Securities."

         The Subscriber wishes to subscribe for, and the Company wishes to issue, the aggregate principal amount of Debentures and the number of First Warrants at the aggregate purchase price set forth in Section 14 and in accordance with the other terms and conditions of this Agreement. In consideration of the mutual promises, representations, warranties and conditions set forth herein, and intending to be legally bounded hereby, the Company and the Subscriber agree as follows:

1.       PURCHASE AND SALE OF SECURITIES; CLOSING CONDITIONS.

         1.1.    Purchase and Sale of Securities.
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                                     - 2 -



                 (a) Purchase of Debentures and First Warrants. The Company shall issue and sell to the Subscriber and the Subscriber shall purchase from the Company such number of Debentures and First Warrants as is set forth in Section 14 hereof for an aggregate purchase price equal to ____________________ Dollars (U.S. $_______) ("Purchase Price"). The issuance, sale and purchase of the Debentures and First Warrants shall take place in one closing (the "Closing").

                 (b) Form of Payment. On the Closing Date (as defined below), (i) the Subscriber shall pay the Purchase Price for the Securities to be issued and sold at the Closing by wire transfer to the Company, in accordance with the Company's written wiring instructions, against delivery of duly executed Debentures and First Warrants which the Subscriber is purchasing, and (ii) the Company shall deliver to Subscriber such Debentures and First Warrants against delivery of such Purchase Price.

                 (c) Closing Date. Subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 1.2 and Section 1.3 below, the date and time of the issuance and sale of the Debentures and First Warrants pursuant to this Agreement shall be 12:00 noon Eastern Standard Time on December 30, 1996 (the "Closing Date") (subject to a two (2) business day grace period at either party's option), or, in each case, at such other mutually agreed upon time. The Closing shall occur on the Closing Date at such place and time as the parties shall determine.

         1.2. Conditions Precedent to the Obligation of the Company to Issue and Sell the Debentures and First Warrants. The obligation hereunder of the Company to issue and/or sell the Debentures and First Warrants to the Subscriber at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

                 (a) Payment of Purchase Price. The Subscriber shall have delivered to the Company the Purchase Price payable by the Subscriber at the Closing.

                 (b) Accuracy of the Subscriber's Representation and Warranties. The representations and warranties of the Subscriber shall be true and correct as of the date when made and as of the Closing Date as though made at such time.

                 (c) Performance by the Subscriber. The Subscriber shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Subscriber at or prior to the Closing.
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                                     - 3 -


                 (d) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits or adversely affects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced which may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

         1.3. Conditions Precedent to the Obligation of the Subscriber to Acquire the Debentures and First Warrants. The obligation of Subscriber hereunder to acquire and pay for the Debentures and First Warrants at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions. Each of these conditions is for Subscriber's sole benefit and may be waived by Subscriber at any time in its sole discretion.

                 (a) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at each such time.

                 (b) Performance by the Company. The Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing.

                 (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits or adversely effects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced which may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

                 (d) Adverse Changes. Since September 30, 1996, except as set forth on Schedule 1.3, no event has occurred which has had or is likely to have a material adverse effect on the financial condition, earnings, operations or business of the Company.

                 (e) No Suspension of Trading In or Delisting of Common Stock. As of the Closing Date, the trading of the Common Stock shall not have been suspended by the SEC, the American Stock Exchange (the "Exchange") or the National Association of Securities Dealers, Inc. (the "NASD"), and the Common Stock shall not have been delisted from the Exchange.

                 (f) The Legal Opinion. The Company shall have delivered to the Subscriber the opinion of Brobeck, Phleger & Harrison LLP, independent counsel to the Company, dated as of the Closing Date and in form and substance reasonably satisfactory to the Subscriber.

                 (g) Officer's Certificate. The Company shall have delivered to the Subscriber a certificate in form and substance reasonably satisfactory to the Subscriber, executed by an executive officer of the Company as of the Closing Date, to the effect that all the conditions to the Closing set forth in this Section 1.3 shall have been satisfied.

                 (h) Registration Rights Agreement. The Company and the Subscriber shall have entered into the Registration Rights Agreement, in the form of Exhibit C annexed hereto (the "Registration Rights Agreement").

                 (i) Transfer Agent Irrevocable Instruction. The Company shall have delivered to the transfer agent for its Common Stock the Transfer Agent Irrevocable Instruction, in the form of Exhibit D annexed hereto.

                 (j) Pledge Agreement. The Company and the Subscriber shall have entered into the Pledge Agreement, in the form of Exhibit E annexed hereto (the "Pledge Agreement").

2.       REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER.

         The Subscriber represents and warrants to the Company that:

         2.1. No Government Recommendation or Approval. The Subscriber understands that no United States federal or state agency or similar agency of any other country has passed upon or made any recommendation or endorsement of the Company or the offering of the Securities.

         2.2. Intent. The Subscriber is purchasing the Securities for its own account and not with a view towards distribution and the Subscriber has no present arrangement (whether or not legally binding) at any time to sell the Securities to or through any person or entity; provided, however, that by making the representations herein, the Subscriber does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with federal and state securities laws applicable to such disposition. The Subscriber understands that the Securities must be held indefinitely unless such Securities are subsequently registered under the Securities Act or an exemption from registration is available. The Subscriber has been advised or is aware of the provisions of Rule 144.

         2.3. Sophisticated Investor. The Subscriber is a sophisticated investor (as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act ("Regulation D")) and an accredited investor (as defined in Rule 501 of Regulation D), and Subscriber has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Securities. The Subscriber acknowledges that the Securities are speculative and involve a high degree of risk.

         2.4. Independent Investigation. The Subscriber, in making its decision to purchase the Securities subscribed for hereunder, has relied upon an independent investigation made by it and/or its representatives and has not relied on any information or representations made by third parties or on any oral or written representations or assurances from the Company or any representative or agent of the Company, other than as set forth in this Agreement, in the public filings of the Company and in the documents described below. Prior to the date hereof, the Subscriber has been furnished with and has reviewed the Company's latest proxy statement and Annual Report on Form 10-K sent to the Company's shareholders and all documents filed by the Company with the SEC since December 31, 1995 pursuant to sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (excluding preliminary proxy statement filings) (such documents are collectively referred to in this Agreement as the "Exchange Act Reports"). The Subscriber has had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Company and the Offering. The Subscriber acknowledges that the price and terms of the Securities offered hereby has been determined by negotiation based, in part, on the market price for the Common Stock, and does not necessarily bear any relationship to the assets, book value or potential performance of the Company or any other recognized criteria of value.

         2.5. Authority. This Agreement has been duly authorized and validly executed and delivered by the Subscriber and is a valid and binding agreement of the Subscriber enforceable against the Subscriber in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

         2.6. No Legal Advice From Company. The Subscriber acknowledges that it has had the opportunity to review this Agreement and the transactions contemplated by this Agreement with his or its own legal counsel and tax advisors. Except for any statements or representations of the Company made in this Agreement and in the Exchange Act Reports, the Subscriber is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representative or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

         2.7. No Brokers. The Subscriber has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by the Company relating to this Agreement or the transactions contemplated hereby, except for dealings with Promethean Investment Group, L.L.C., whose fees will be paid for by the Subscriber.

         2.8 Not an Affiliate. The Subscriber is not an officer, director or "affiliate" (as that term is defined in Rule 405 of the Securities Act) of the Company.

         2.9. Reliance on Representations and Warranties. The Subscriber understands that the Securities are being offered and sold to it in reliance on specific provisions of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth in this Agreement in order to determine the applicability of such provisions.

3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants to the Subscriber that:

         3.1. Company Status. The Company has registered its Common Stock pursuant to Section 12(b) or 12(g) of the Exchange Act, is in full compliance with all reporting requirements of the Exchange Act, and the Company has maintained all requirements for the continued listing of its Common Stock, and such Common Stock is currently listed on the Exchange.

         3.2. Current Public Information. The Exchange Act Reports listed on Schedule 1 hereto are the only filings made by the Company since December 31, 1995 pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act.

         3.3. No Directed Selling Efforts or General Solicitation in Regard to this Transaction. Neither the Company nor any of its affiliates nor any distributor or any person acting on its or their behalf has conducted any "directed selling efforts" with respect to the Debentures or the Warrants nor has the Company conducted any general solicitation (as that term is used in Regulation D) with respect to any of the Securities, nor has any such person made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Securities under the Act.

         3.4. Capitalization; Valid Issuance of Debentures and Capital Stock. The Company has an authorized capitalization consisting of 50,000,000 shares of Common Stock, par value $.01 per share, and 1,000,000 shares of Preferred Stock, par value $0.01 per share, convertible notes and unit options outstanding that are convertible into or exercisable for up to an aggregate of 169,136 shares of Common Stock, debentures and warrants outstanding pursuant to the Subscription Agreements dated August 27, 1996, and stock options granted to employees as described in the Exchange Act Reports. The Company has 23,897,464 shares of Common Stock issued, of which 23,818,055 of such shares are outstanding. None of such Preferred Stock has been issued or is outstanding. All of the issued shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; upon issuance of the Securities, the Securities will be duly and validly issued, fully paid and non-assessable; the shares of Common Stock issuable upon conversion of the Debentures (including Additional Shares) and exercise of the Warrants, when issued and delivered in accordance with the terms of the Debentures and the Warrants, respectively, will be duly and validly issued, fully paid and non-assessable; and the holders of outstanding capital stock of the Company are not and shall not be entitled to preemptive or other rights afforded by the Company to subscribe for the capital stock or other securities of the Company as a result of the sale of the Securities or the issuance of Common Stock upon the conversion or exercise thereof.

         3.5. Organization and Qualification. The Company is a corporation duly incorporated and existing in good standing under the laws of the State of Maryland and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company does not have any subsidiaries, except for those listed on Schedule 2 annexed hereto and hereby made a part hereof. The Company and each such subsidiary, if any, is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary other than those in which the failure so to qualify would not have a Material Adverse Effect. "Material Adverse Effect" means any effect on the business, operations, properties, prospects, or financial condition of the entity with respect to which such term is used and which is material and adverse to such entity or to other entities controlling or controlled by such entity, and/or any condition or situation which would prohibit or otherwise interfere with the ability of the entity with respect to which said term is used to enter into and perform its obligations under this Agreement.

         3.6. Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement and to issue the Securities in accordance with the terms hereof and thereof; (ii) the execution, delivery and performance of this Agreement, the Debentures and the Warrants by the Company and the consummation by it of the transactions contemplated hereby and thereby, including without limitation the issuance of Common Stock upon the conversion or exercise thereof, have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required; (iii) this Agreement has been duly executed and delivered by the Company, and (iv) this Agreement and the Debentures and Warrants constitute, and upon issuance and delivery thereof the Debentures and Warrants shall be, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

         3.7. Corporate Documents. The Company has furnished or made available to the Subscriber true and correct copies of the Company's Certificate of Incorporation as amended and in effect on the date hereof (the "Certificate"), and the Company's By-Laws as amended and in effect on the date hereof (the "By-Laws").

         3.8. No Conflicts. The execution, delivery and performance by the Company of this Agreement, the Registration Rights Agreement and the Debentures and Warrants and the consummation by the Company of the transactions contemplated hereby and thereby, including without limitation the issuance of Common Stock upon the conversion or exercise thereof, do not and will not (i) result in a violation of the Certificate or By-Laws or (ii) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect); provided, that, for purposes of such representation as to federal, state, local or foreign law, rule or regulation, no representation is made herein with respect to any of the same applicable solely to the Subscriber and not to the Company. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, in any manner that is inconsistent with or in violation of the Certificate or By-laws, or in violation of any material contract or agreement to which the Company is a party, except for possible violations which either singly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under federal, state or local law, rule or regulation in the United States to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement, the Registration Rights Agreement or any of the Securities or to issue and sell the Securities in accordance with the terms hereof and thereof (other than any SEC, NASD, Exchange or state securities filings which may be required to be made by the Company from time to time, and any registration statement which may be filed pursuant hereto); provided, that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Subscriber herein.

         3.9. Exchange Act Reports. The Company has delivered or made available to the Subscriber true and complete copies of the Exchange Act Reports (including, without limitation, proxy information and solicitation materials). The Company has not provided to the Subscriber any information which, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company but which has not been so disclosed. As of their respective dates, the Exchange Act Reports complied in all material respects with the requirements of the Exchange Act and rules and regulations of the SEC promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such Exchange Act Reports, and none of the Exchange Act Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Exchange Act Reports comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). As of the Closing Date, the Company has filed all reports and is otherwise eligible to effect registration of its Common Stock on Form S-3.

         3.10. No Material Adverse Change. Since September 30, 1996, except as set forth on Schedule 1.3, no event or circumstance has occurred or arisen which has had or is reasonably likely to have a Material Adverse Effect on the Company or its subsidiaries.

         3.11. No Undisclosed Liabilities. The Company and its subsidiaries have no liabilities or obligations which are material, individually or in the aggregate, and are not disclosed in the Exchange Act Reports, other than those incurred in the ordinary course of the Company's or its subsidiaries' respective businesses since September 30, 1996, and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company or any of its subsidiaries.

         3.12. No Undisclosed Events or Circumstances. No event or circumstance has occurred or exists with respect to the Company or its subsidiaries or their respective businesses, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed.

         3.13. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, at any time since December 1, 1995, made any offers or sales of any security or solicited any offers to buy any security under circumstances that would eliminate the availability of the exemption from registration under Regulation D promulgated under the Securities Act in connection with the offer and sale of the Securities as contemplated hereby.

         3.14. No Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by the Subscriber relating to this Agreement for the transactions contemplated hereby, except for dealings with Promethean Investment Group, L.L.C., whose fees will be paid for by the Subscriber.

4.       COVENANTS OF THE COMPANY.

         4.1. Registration Rights. The Company agrees that, at the Closing, it will enter into the Registration Rights Agreement.

         4.2. Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligation to issue shares of its Common Stock upon conversion of the Debentures (including Additional Shares) or exercise of the Warrants; provided, however, that the number or shares so reserved shall, except as provided herein and in the Debentures, not exceed 4,761,230 shares, of which 250,000 shares shall be reserved, first, for issuance upon exercise of the First Warrants and, second, for issuance upon conversion of the Debentures (including Additional Shares) and upon exercise of the Second Warrants if and to the extent the First Warrants expire unexercised. The number of shares so reserved may be reduced by the number of shares actually delivered pursuant to conversion of Debentures or exercise of the Warrants (provided that in no event shall the number of shares so reserved be less than the maximum number required to satisfy the remaining conversion rights on the unconverted Debentures and the remaining exercise rights under unexercised Warrants) and the number of shares so reserved shall be increased to reflect stock splits, stock dividends and other distributions.

         4.3. Listing of Underlying Shares. The Company hereby agrees, promptly following the Closing, to take such action to cause the Shares to be listed on the Exchange as promptly as possible but no later than 75 days following the Closing. The Company further agrees, if the Company applies to have the Common Stock traded on any other principal stock exchange or market, it will include in such application the Shares and will take such other action as is necessary or desirable to cause the Shares to be listed on such other exchange or market as promptly as possible.

         4.4. Exchange Act Registration. The Company will cause its Common Stock to continue to be registered under Section 12(g) or 12(b) of the Exchange Act, will comply in all respects with its reporting and filing obligations under said Act, and will not take any action or file any document (whether or not permitted by said Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Act. The Company will take all action under its control to continue the listing and trading of its Common Stock on the Exchange and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the NASD and the Exchange.

         4.5. Legends. The Shares and certificates evidencing the same shall, upon the effectiveness of the Registration Statement, be free of legends, "stop transfers," "stock transfer restrictions," or other restrictions, provided, that customary stock transfer restriction legends may appear on any certificate evidencing any of such Shares if (a) a suspension period pursuant to Section 8 of the Registration Rights Agreement or a market standoff pursuant to Section 9 of the Registration Rights Agreement is then applicable to such Shares, or (ii) the SEC or other governmental authority with appropriate jurisdiction has issued an active stop order, injunction or other order or requirement suspending the effectiveness of the Registration Statement.

         4.6. Corporate Existence. The Company will take all steps necessary to preserve and continue the corporate existence of the Company.

         4.7. Pledge Agreement. The Company agrees that, at the Closing, it will enter into the Pledge Agreement.

5.       LEGENDS.

         5.1. Legends. The Company will issue one or more Debentures and Warrants in the name of the Subscriber and in such denominations (but not less than $50,000 each) to be specified by the Subscriber prior to (or from time to time subsequent to) the Closing. The Debentures, the Warrants and certificates evidencing any shares of Common Stock issued upon conversion or exercise thereof prior to the effectiveness of the Registration Statement will bear the following legend (the "Legend"):

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

                 Prior to Closing, the Company will issue to the transfer agent for its Common Stock (and to any substitute or replacement transfer agent for its Common Stock coterminous with the Company's appointment of any such substitute or replacement transfer agent) instructions in substantially the form and substance of the Transfer Agent Irrevocable Instruction in the form attached as Exhibit D. Such instructions shall be irrevocable by the Company from and after the Closing or from and after the issuance thereof to any such substitute or replacement transfer agent, as the case may be. It is the intent and purpose of such instructions, as provided therein, to require the transfer agent for the Common Stock from time to time to issue certificates evidencing Shares free of the Legend during the following periods and under the following circumstances and without consultation by the transfer agent with the Company or its counsel and without the need for any further advice or instruction to the transfer agent by or from the Company or its counsel:

                          (a) At any time from and after the effectiveness of the Registration Statement, and so long as (1) no suspension period pursuant to Section 8 of the Registration Rights Agreement or market stand-off pursuant to Section 9 of the Registration Rights Agreement is then in effect, and (2) no stop order, injunction or other order of the SEC or other applicable governmental authority with appropriate jurisdiction is then in effect suspending effectiveness of the Registration Statement:

                                  (i) upon any surrender of one or more
                 Debentures or Warrants for conversion or exercise into Shares, as the case may be;

                                  (ii) upon any surrender of one or more
                 certificates evidencing Shares and which bear the Legend;

                          (b) At any time from and after the Closing Date, upon any surrender of one or more certificates evidencing Shares and which bear the Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the Legend to replace those surrendered and containing or also accompanied by representations that
         (i) the Holder thereof is permitted to dispose thereof pursuant to Rule 144(k) under the Securities Act or (ii) the Holder intends to effect the sale or other disposition of such Stock, whether or not pursuant to the Registration Statement, to a purchaser or purchasers in a transaction not subject to the registration requirements of the Securities Act, or (iii) such Holder is not then subject to such requirements.

         In addition, and if applicable, the Company shall reissue the Debentures and Warrants without the Legend set forth above at such time as (i) the Holder thereof is permitted to dispose thereof pursuant to Rule 144(k) under the Act or (ii) the Holder intends to effect a sale thereof to a purchaser or purchasers in a transaction not subject to the registration requirements of the Act, or (iii) the Holder is not then subject to such requirements.

         5.2. No Other Legend or Stock Transfer Restrictions. No Legend has been or shall be placed on the share certificates representing the Securities and no instructions or "stop transfers," "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as set forth in this Section 5.

         5.3. Subscriber's Compliance. Nothing in this section shall affect in any way the Subscriber's obligations under and agreement to comply with all applicable securities laws upon resale of the Securities.

         6. OTHER ISSUANCES OF SECURITIES. During the period expiring 180 calendar days following the date the Registration Statement becomes effective, the Company will not make any Equity Offerings, as defined in the Debentures, pursuant to any exemption from the registration requirements of the Securities Act of 1933, as amended, including without limitation the exemption provided by Regulations S promulgated thereunder. Subject to the other provisions of this Agreement, the Debentures and the Warrants, the restrictions on Equity Offerings set forth in this Section 6 shall not prohibit the issuance of securities by the Company pursuant to any bona fide corporate partnering arrangement entered into by the Company, provided, that the Company shall prohibit any Common Stock issued in connection with such corporate partnering arrangements (and of Common Stock issuable upon exercise or conversion of any debentures, warrants, options or other similar securities issued in connection with such corporate partnering arrangements) from being sold or otherwise transferred by the recipient thereof for a period of at least 180 days after the closing date of such corporate partnering arrangements. As used herein, the term "bona fide corporate partnering arrangement" shall mean any strategic licensing, joint development, joint marketing or other similar cooperative arrangement entered into by the Company with a corporation or other entity with which the Company will have a continuing significant business relationship or a subsidiary of such corporation or other entity other than as investor, on the one hand, and issuer, on the other hand.

7.       CHOICE OF LAW AND VENUE.

THIS AGREEMENT SHALL BE CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW OR CHOICE OF LAW. The parties hereby (i) irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York for the purposes of any suit, action or proceeding arising out of or relating to this Agreement and
(ii) waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the parties consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this paragraph shall affect or limit any right to serve process in any other manner permitted by law.

8.       ASSIGNMENT; ENTIRE AGREEMENT; AMENDMENT.

         8.1. Assignment. Neither this Agreement nor any rights of the Subscriber hereunder may be assigned by either party to any other person. Notwithstanding the foregoing, the provisions of this Agreement shall inure to the benefit of, and be enforceable by, any transferee of any of the Securities purchased or acquired by the Subscriber hereunder with respect to the Securities held by such person.

         8.2. Entire Agreement; Amendment. This Agreement, the Debentures, the Warrants, the Registration Rights Agreement, the Pledge Agreement, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth in this Agreement or therein. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

9.       PUBLICITY.

                 The Company agrees that it will not disclose, and will not include in any public announcement, the name of the Subscriber without its consent, unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement and with the prior approval of the Subscriber which the Subscriber agrees will not be unreasonably withheld or delayed.

10.      NOTICES, ETC.; EXPENSES; INDEMNITY.

         10.1. Notices. Any notice, demand or request required or permitted to be given by either the Company or the Subscriber pursuant to the terms of this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or sent by registered or certified mail, return receipt requested, postage prepaid with a copy in each case sent on the same day to the party by facsimile, Federal Express or other such expedited means to said party at its address set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing and communications shall be deemed to have been received when delivered personally or, if sent by mail or facsimile, when actually received by the party to whom it is addressed. Copies of all notices to the Subscriber shall be sent to its designee or representative.

         10.2. Indemnification. Each party shall indemnify the other against any loss, cost or damages (including reasonable attorney's fees) incurred as a result of such parties' breach of any representation, warranty, covenant or agreement in this Agreement.


11.      COUNTERPARTS.

                 This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

12.      SURVIVAL; SEVERABILITY.

         The representations, warranties, covenants and agreements of the parties hereto shall survive the Closing, provided that the representations and warranties shall survive only until the third anniversary of the Closing. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.


13.      TITLE AND SUBTITLES.

         The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

14.      AMOUNT.

         The undersigned Subscriber hereby subscribes for U.S. $_______ in principal amount of Debentures and First Warrants to purchase
______________________ (_______) shares of Common Stock and agrees to pay therefor funds in the amount of _____________________________ Dollars (U.S. $________).

         The undersigned acknowledges that this subscription shall not be effective unless accepted by the Company as indicated below.

        [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

Subscriber's Representative:             Name of Subscriber:

----------------------------             -------------------------------
  Attn:

                                         By
                                           -----------------------------
                                              Name:
                                              Title:


                                         Date of Subscription:
                                                              ----------

Address:
                                         Place of Execution:
                                                            ------------

Telephone:                               Place of Organization or Citizenship:

                                         ------------------------------

Fax:                                     Place of Residency and/or Principal
                                         Place of Business:

Registration Instructions:

----------------------------             --------------------------------------
(Name)
(Please Print)
               -------------


         THIS SUBSCRIPTION IS ACCEPTED BY THE COMPANY ON THE 30TH DAY OF DECEMBER, 1996.


                                         ONCOR, INC.



                                         By:
                                             ---------------------------------
                                         Name:
                                              --------------------------------
                                         Title:
                                               -------------------------------